                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant /X/

     Filed by a Party other than the Registrant / /

     Check the appropriate box:

     / / Preliminary Proxy Statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials

     / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           MANUGISTICS GROUP, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

     (3) Filing party:

- --------------------------------------------------------------------------------

     (4) Date filed:

- --------------------------------------------------------------------------------

                              [MANUGISTICS LOGO]

                            MANUGISTICS GROUP, INC.
                           2115 EAST JEFFERSON STREET
                           ROCKVILLE, MARYLAND 20852

                                                                   June 20, 1996

Dear Shareholders:

     It is my pleasure to invite you to the 1996 Annual Meeting of Shareholders of Manugistics Group, Inc. to be held on Friday, July 26, 1996, at 9:00 a.m., Eastern Daylight Time, at the Bethesda Marriott, 5151 Pooks Hill Road, Bethesda, Maryland.

     Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. You are accordingly urged to complete, sign, date and return your proxy promptly in the enclosed envelope. Your return of a proxy in advance will not affect your right to vote in person at the Annual Meeting.

     I hope that you will attend the Annual Meeting. The officers and directors of the Company look forward to seeing you at that time.

                                          Very truly yours,

                                          /s/ WILLIAM M. GIBSON
                                          ------------------------
                                          WILLIAM M. GIBSON
                                          Chairman of the Board,
                                          President and
                                          Chief Executive Officer

                              [MANUGISTICS LOGO]
                            MANUGISTICS GROUP, INC.
                           2115 EAST JEFFERSON STREET
                           ROCKVILLE, MARYLAND 20852
                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             FRIDAY, JULY 26, 1996
                         ------------------------------

To our Shareholders:

     The Annual Meeting of Shareholders (the "Meeting") of Manugistics Group, Inc. (the "Company") will be held on Friday, July 26, 1996 at 9:00 a.m. E.D.T. at the Bethesda Marriott, 5151 Pooks Hill Road, Bethesda, Maryland for the following purposes:

     1. To elect three Class I Directors, each for a term of three years and until their respective successors have been elected and qualified;

     2. To consider and vote upon a proposal to amend the Employee Stock Option Plan;

     3. To consider and vote upon a proposal to amend the Employee Incentive Stock Option Plan; and

     4. To transact such other business as may properly come before the Meeting.

     Shareholders of record at the close of business on May 24, 1996 are entitled to receive notice of and to vote at the Meeting.

     You are invited to attend the Meeting. Please carefully read the attached Proxy Statement for information regarding the matters to be considered and acted upon at the Meeting. We hope that you will attend the Meeting.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN POSTAGE-PAID ENVELOPE. No postage need be affixed to the return envelope if mailed in the United States. If you attend the Meeting, you may withdraw your proxy and vote in person by ballot.

                                           By Order of the Board of Directors

                                           /s/ HELEN A. NASTASIA
                                           --------------------------
                                           HELEN A. NASTASIA
                                           General Counsel and Secretary

Rockville, Maryland
June 20, 1996

                            MANUGISTICS GROUP, INC.
                           2115 EAST JEFFERSON STREET
                           ROCKVILLE, MARYLAND 20852

                         ------------------------------

                                PROXY STATEMENT

     This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy Card are being furnished in connection with the solicitation by the Board of Directors of Manugistics Group, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders scheduled to be held on Friday, July 26, 1996, at 9:00 a.m. E.D.T., at the Bethesda Marriott, 5151 Pooks Hill Rd., Bethesda, Maryland, and any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and the enclosed Proxy Card are being furnished on or about June 28, 1996, to all holders of record of the Company's Common Stock (the "Common Stock") as of May 24, 1996. A copy of the Company's 1996 Annual Report to Shareholders, including consolidated financial statements for the fiscal year ended February 29, 1996, accompanies this Proxy Statement.

     At the Meeting, shareholders will elect three Class I directors, each to serve for a term of three years. Shareholders will also act upon proposals to amend two of the Company's existing employee stock option plans.

                       VOTING SECURITIES AND RECORD DATE

     The Board of Directors has fixed the close of business on May 24, 1996 as the record date (the "Record Date") for determination of shareholders entitled to notice of and to vote at the Meeting. As of the Record Date, there were 10,540,852 shares of Common Stock issued and outstanding and there were no other voting securities of the Company outstanding. Each outstanding share of Common Stock entitles the record holder thereof to one vote. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     Eligible shareholders of record may vote at the Meeting in person or by means of the enclosed Proxy Card. You may specify your voting choices by marking the appropriate boxes on the Proxy Card. The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to or at the Meeting, will be voted in accordance with the instructions specified thereon. If you properly sign and return your Proxy Card, but do not specify your choices, your shares will be voted by the proxy holders as recommended by the Board of Directors.

     The Board of Directors encourages you to complete and return the Proxy Card even if you expect to attend the Meeting. You may revoke your proxy at any time before it is voted at the Meeting by giving written notice of revocation to the Secretary of the Company, by submission of a proxy bearing a later date or by attending the Meeting and casting a ballot.

     The proxy holders, William M. Gibson and Peter Q. Repetti, will vote all shares of Common Stock represented by Proxy Cards that are properly signed and returned by shareholders. The Proxy Card also authorizes the proxy holders to vote the shares represented with respect to any matters not known at the time this Proxy Statement was printed that may properly be presented for consideration at the Meeting. YOU MUST RETURN A SIGNED PROXY CARD IF YOU WANT THE PROXY HOLDERS TO VOTE YOUR SHARES OF COMMON STOCK.

     The cost of soliciting proxies will be borne by the Company. Following the mailing of proxy solicitation materials, proxies may be solicited by directors, officers and employees of the Company and its subsidiaries personally, by telephone or otherwise. Such persons will not receive any fees or other compensation for such solicitation. In addition, the Company will reimburse brokers, custodians, nominees and other persons holding shares of Common Stock for others for their reasonable expenses in sending proxy materials to the beneficial owners of such shares and in obtaining their proxies.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The By-Laws of the Company (the "By-Laws") provide that the Company's business shall be managed by a Board of Directors of not less than five and not more than nine directors, with the number of directors to be fixed by the Board of Directors from time to time. The Board of Directors has fixed the number of directors which shall constitute the entire Board of Directors at eight.

     The By-Laws also provide that the Company's Board of Directors is divided into three classes: Class I, Class II and Class III, each class being as nearly equal in number as possible. The directors in each class serve terms of three years and until their respective successors have been elected and have qualified. There are presently three directors in Class I, three directors in Class II and two directors in Class III.

     The term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting of shareholders for a three year term. The term of the three Class I directors, Jack A. Arnow, Lynn C. Fritz and Henry F. McCance, will expire at the Meeting. The other five directors will remain in office for the remainder of their terms, as indicated below.

     Director candidates are nominated by the Board of Directors. Shareholders are also entitled to nominate director candidates for the Board of Directors in accordance with the procedures set forth in the By-Laws.

     At the Meeting, three Class I directors are to be elected. Two of the director nominees are presently directors of the Company. The third Class I director, Mr. McCance, has determined not to run for re-election, and the Board of Directors has nominated Mr. J. Michael Cline to fill the resulting vacancy. (Mr. McCance is a General Partner of Greylock Ventures Limited Partnership ("Greylock"). It is his frequent practice in connection with venture capital investments made by Greylock to cease to serve on the boards of directors of companies in which Greylock has invested upon the successful conclusion of the relationship, which, with regard to the Company, occurred when Greylock distributed the shares of Common Stock which it held to its partners in 1995.) Each nominee has consented to being named as a nominee for director of the Company and has agreed to serve if elected. The directors will be elected to serve for three year terms and until their successors have been elected and have qualified. In the event that any nominee should become unavailable or unable to serve as a director, the persons named as proxies on the proxy card will vote for the person(s) the Board of Directors recommends.

     Mr. Robert J Lievense resigned from the Board of Directors effective as of June 17, 1996. Mr. Lievense had been appointed as the representative of The Dun & Bradstreet Corporation ("D&B") on the Board of Directors in connection with the purchase by D&B of 490,000 shares of Common Stock from the Company in 1994. Mr. Lievense resigned pursuant to provisions of the original stock purchase agreement relating to the transfer of the shares acquired from the Company.

     As a result of the resignation of Mr. Lievense, there is one vacancy in Class II of the Board of Directors. Management of the Company is actively considering potential candidates to recommend to the Board of Directors as individuals suitable to fill the vacancy.

     Set forth below is certain information regarding each nominee for Class I director and each Class II and Class III director, each of whose term of office will continue after the Meeting.

NOMINEES FOR CLASS I DIRECTORS

     JACK A. ARNOW, 68, has served as a director of the Company since 1986. Mr. Arnow is an independent investor.

     LYNN C. FRITZ, 54, has served as a director of the Company since January 1995. Since 1965, Mr. Fritz has been Chairman, President and Chief Executive Officer of Fritz Companies, Inc., a publicly-held company that specializes in freight forwarding and customhouse brokerage on a global basis.

     J. MICHAEL CLINE, 36, has been a general partner with General Atlantic Partners, a private investment firm with a primary focus on software and related information technologies, since 1989. Prior to that time, Mr. Cline was an associate with McKinsey & Company, Inc., a global strategic consulting firm. Mr. Cline serves on a number of boards including Scopus Technologies, Inc., a company that specializes in client server customer service management; Financial Information Consulting Services Group, the leading company in electronic banking; Management Information Technology, Inc., a company that focuses on reporting tools; and Richter Systems International, a company that engages in the retail systems business.

     The affirmative vote of a majority of the outstanding shares of Common Stock present or represented and entitled to vote at the Meeting is required to elect each of the Class I Directors nominated above.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINATED CLASS I DIRECTORS.

INCUMBENT CLASS II DIRECTORS -- TO CONTINUE IN OFFICE FOR TERMS EXPIRING IN 1997

     JOSEPH H. JACOVINI, 55, has served as a director of the Company since 1986. He is a partner in Dilworth, Paxson, Kalish & Kauffman, LLP based in Philadelphia, Pennsylvania, where he has practiced law since 1965. He has served as Co-Chairman of that firm since 1995 and as Chairman of that firm's Corporate Department since 1993. Mr. Jacovini has been a Trustee of Drexel University since 1990. He also served as a member of the Board of the Philadelphia Regional Port Authority from 1992 to early 1995 and as its Chairman.

     THOMAS A. SKELTON, 48, has served as a director of the Company since April 1992. Mr. Skelton has served as President of Knowledge Systems Corporation, a software company, since April 1996. From January 1995 to March 1996, he was the Division President of Global Software, Inc. in Raleigh, North Carolina. From 1983 to 1994, Mr. Skelton worked in various management capacities with Manugistics, Inc. In May 1983, he joined STSC, Inc. (now Manugistics, Inc., the principal operating subsidiary of the Company) as Vice President of Sales; he became Senior Vice President in 1986, Executive Vice President in March 1991 and Chief Operating Officer in March 1992.

INCUMBENT CLASS III DIRECTORS -- TO CONTINUE IN OFFICE FOR TERMS EXPIRING IN
1998

     WILLIAM M. GIBSON, 51, has served as President, Chief Executive Officer and Chairman of the Board of Directors of the Company since its formation in 1986. From 1983 until 1986, when it was purchased by the Company, Mr. Gibson served as President, Chief Executive Officer and Chairman of the Board of Directors of STSC, Inc. (now Manugistics, Inc., the principal operating subsidiary of the Company). He joined STSC, Inc. as Executive Vice President and Chief Operating Officer in 1982.

     WILLIAM G. NELSON, 62, has served as a director of the Company since 1986. Mr. Nelson has been Chief Executive Officer of Harrisdata, a company that writes, manufactures and sells computer software and sells business products since March 1990. He has been its Chairman since January 1995. From December 1991 to December 1994, Mr. Nelson was President and Chief Executive Officer of Pilot Software, Inc. From April 1990 to December 1991, Mr. Nelson served in several executive capacities at OnLine Software International, Inc., including President, Chief Operating Officer and Chief Executive Officer. Mr. Nelson serves as a Trustee of Hampton University and serves on the Board of Managers for Swarthmore College.

     Five of the current directors of the Company, Messrs. Arnow, Gibson, Jacovini, McCance, and Nelson, initially were elected pursuant to the Shareholders' Voting Agreement dated February 28, 1986, as amended, among the Company, Greylock and certain shareholders of the Company. This Shareholders' Voting Agreement terminated upon the closing of the initial public offering of the Common Stock on August 20, 1993. The termination of the Shareholders' Voting Agreement affected neither the current terms of such directors, nor their ability to be renominated as directors.

     Mr. Cline, a general partner of General Atlantic Partners, is nominated as a director to the Company's Board of Directors pursuant to the request of General Atlantic Partners, which acquired an 8.8% ownership interest in the Company in 1996. In connection with its acquisition, General Atlantic Partners requested that a representative be appointed to the Company's Board of Directors.

COMPENSATION OF DIRECTORS

     To date, the Company, with the exception of a one-time stock grant in 1991, has not paid fees to directors for serving on the Board of Directors or Committees of the Board. Directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and committees thereof. The 1994 Outside Directors Non-Qualified Stock Option Plan provides for the granting of options to purchase 5,000 shares of Common Stock to each outside, i.e., non-employee, director on an annual basis based on their length of service for that fiscal year. In the fiscal year ended February 29, 1996 ("fiscal year 1996"), options to purchase shares under this plan were granted to Messrs. Arnow, Fritz, Nelson, McCance, Jacovini, Lievense, for the benefit of D&B, and Skelton.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     The Board of Directors held four regularly scheduled meetings during fiscal year 1996. The Board of Directors has established standing Audit and Compensation committees, each of which is composed of non-employee members of the Board of Directors. The membership of each of these standing committees is determined from time to time by the Board. The Board of Directors has not established a nominating committee; the entire Board of Directors votes on nominations of directors for the Company.

     THE AUDIT COMMITTEE, which presently consists of Lynn C. Fritz, Joseph H. Jacovini and Henry F. McCance, held one meeting during fiscal year 1996. The committee selects, subject to approval of the Board of Directors, a firm of independent certified public accountants to audit the books and accounts of the Company and its subsidiaries for the fiscal year for which they are appointed. In addition, the committee reviews and approves the scope and cost of all services (including nonaudit services) provided by the firm selected to conduct the audit. The committee also monitors the effectiveness of the audit effort and the Company's financial reporting, and reviews the Company's financial and operating controls.

     THE COMPENSATION COMMITTEE, which presently consists of Jack A. Arnow, William G. Nelson and Thomas A. Skelton held three meetings during fiscal year 1996. The committee is responsible for the approval and administration of the compensation program for William M. Gibson, the Company's Chief Executive Officer, President and Chairman of the Board of Directors. The committee also reviews and approves compensation programs for the other officers of the Company as recommended by Mr. Gibson. The committee is also responsible for the grant of options to the Company's employees under the Company's various stock option plans and administers the plans.

                   OWNERSHIP OF MANUGISTICS GROUP, INC. STOCK

     The following table sets forth certain information, as of April 30, 1996, with respect to the beneficial ownership of shares of Common Stock by (i) each shareholder known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) each executive officer named in the Summary Compensation Table appearing below under "Executive Compensation"; and (iv) all executive officers and directors as a group. Except as indicated in the footnotes to the table, the persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock which they respectively own beneficially.

     The address of each person who is an officer or director of the Company is 2115 East Jefferson Street, Rockville, MD 20852.

                       NAME AND ADDRESS OF                         NUMBER OF SHARES       PERCENT
                         BENEFICIAL OWNER                        BENEFICIALLY OWNED(1)    OF CLASS
                      ----------------------                     ---------------------    --------
    American Express Company(2)...............................           600,000             5.7
    General Atlantic Partners(3)..............................           919,000             8.8
    William M. Gibson(4)......................................         3,010,650            28.8
    Kenneth S. Thompson(5)....................................           353,183             3.4
    Joseph E. Broderick.......................................                 0               *
    Peter Q. Repetti(6).......................................             3,863               *
    Keith J. Enstice(7).......................................            64,552               *
    Mary Lou Fox(8)...........................................            88,100               *
    Thomas A. Skelton(9)......................................           427,715             4.1
    Jack A. Arnow(10).........................................            58,000               *
    Henry F. McCance..........................................            37,327               *
    William G. Nelson(11).....................................           123,000             1.2
    Joseph H. Jacovini(12)....................................            31,000               *
    Robert J Lievense(13).....................................                 0               *
    Lynn C. Fritz(14).........................................             2,500               *
    Directors and executive officers as a group (13
      persons)................................................         4,220,880            40.4

- ------------------------------
*Less than 1% of the outstanding Common Stock.

 (1) Under applicable rules of the Securities and Exchange Commission (the "SEC"), a person is deemed to be the beneficial owner of shares of Common Stock if, among other things, he or she directly or indirectly has or shares voting power or investment power with respect to such shares. A person is also considered to beneficially own shares of Common Stock which he or she does not actually own but has the right to acquire presently or within the next sixty (60) days, by exercise of stock options or otherwise.

 (2) Stock is owned jointly by American Express Company and American Express Financial Corporation. The address of American Express Company is American Express Tower, World Financial Center, New York, New York 10285 and the address of American Express Financial Corporation is IDS Tower 10, Minneapolis, Minnesota 55440.

 (3) The address of General Atlantic Partners is 3 Pickwick Plaza, Greenwich, Connecticut 08330.

 (4) Includes 321,500 shares of Common Stock held by his wife.

 (5) Includes 3,150 shares issuable upon exercise of options. Excludes 4,204 shares of Common Stock held by his wife.

 (6) Includes 2,650 shares issuable upon exercise of options.

 (7) All shares issuable upon exercise of options.

 (8) Includes 71,100 shares issuable upon exercise of options.

 (9) Includes 3,000 shares issuable upon exercise of options. Includes 50,000 shares held by his wife and 12,822 shares held by his wife as custodian for his children.

(10) Includes 24,000 shares issuable upon exercise of options.

(11) Includes 24,000 shares issuable upon exercise of options.

(12) Includes 2,000 shares held by his wife and 19,000 shares of Common Stock held by Prudential Bank & Trust Co. in a retirement savings plan for Mr. Jacovini. Excludes 12,000 shares issuable upon exercise of options beneficially owned by Dilworth, Paxson, Kalish & Kauffman, LLP of which Mr. Jacovini is Co-Chairman and a partner, as to which shares Mr. Jacovini has disclaimed any beneficial interest.

(13) Excludes 490,000 shares of Common Stock held by D&B, of which shares Mr. Lievense disclaimed any beneficial interest. Mr. Lievense resigned as a director effective June 17, 1996.

(14) Includes 2,500 shares issuable upon exercise of options.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth summary information regarding compensation paid by the Company for services during fiscal years 1996, 1995 and 1994 to the Company's Chief Executive Officer and each of the four most highly compensated executive officers other than the Chief Executive Officer whose individual total salary and bonus on an annual basis exceeded $100,000 for fiscal year 1996 (the "Named Executives").

                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                            AWARDS
                                                                         ------------
                                                 ANNUAL COMPENSATION      SECURITIES
                                                ---------------------     UNDERLYING         ALL OTHER
      NAME AND PRINCIPAL POSITION       YEAR    SALARY($)    BONUS($)     OPTIONS(#)     COMPENSATION($)(1)
- --------------------------------------- ----    ---------    --------    ------------    ------------------
William M. Gibson                       1996    $ 275,000    $46,500            -0-            $2,248
President, Chief Executive              1995      262,000     21,000            --              2,230
Officer and Chairman of                 1994      253,000     37,350                            2,279
the Board of Directors
Kenneth S. Thompson                     1996      150,000     40,000        50,000              2,250
Executive Vice President,               1995      137,000     42,775         9,000              2,281
Supply Chain Products                   1994      131,700     20,200             0              2,072
Business Unit
William J. Kaluza(2)                    1996      126,000     20,600            -0-             2,228
Senior Vice President,                  1995      119,250     24,000         9,000              1,978
Operations, Chief Financial             1994      110,500     18,600             0              2,085
Officer, Treasurer, and Assistant
  Secretary
Mary Lou Fox                            1996      125,000     40,000        30,000              2,240
Senior Vice President,                  1995      109,333     42,250         9,000              1,976
Professional Services                   1994      101,000     19,650             0              1,820
Keith J. Enstice                        1996      130,000     42,000        20,000              2,290
Senior Vice President,                  1995      120,000     29,000         9,000              2,264
Field Operations,                       1994       94,792     63,497 (3)         0              2,083
Americas

- ------------------------------
(1) The amount shown constitutes the Company's contributions to the respective accounts of the named individuals under the Company's 1991 Amended and Restated 401(k) Retirement Savings Plan.

(2) Mr. Kaluza resigned as an officer of the Company effective April 19, 1996.

(3) The amount shown constitutes bonus and commissions paid to Mr. Enstice in fiscal year 1994.

STOCK OPTIONS

     No options were granted to the Chief Executive Officer during fiscal year 1996. The following table sets forth certain information concerning the grant of options to the other Named Executives in fiscal year 1996. The Company has not granted any stock appreciation rights ("SARs").

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED ANNUAL
                             NUMBER OF       PERCENT OF                                      RATES OF STOCK PRICE
                             SECURITIES     TOTAL OPTIONS                                  APPRECIATION FOR OPTION
                             UNDERLYING      GRANTED TO       EXERCISE OR                            TERM
                              OPTIONS       EMPLOYEES IN         BASE        EXPIRATION    ------------------------
           NAME              GRANTED(#)      FISCAL YEAR      PRICE($/SH)       DATE           5%           10%
- --------------------------   ----------    ---------------    -----------    ----------    ----------    ----------
Kenneth S. Thompson.......     50,000(1)        8.28%           $11.375        04/25/05     $ 358,250     $ 908,250
Mary Lou Fox..............     30,000(1)        4.97%            11.375        04/25/05       214,950       544,950
Keith J. Enstice..........     20,000(1)        3.31%            11.375        04/25/05       143,300       363,300

- ------------------------------
(1) Each of the indicated options was granted pursuant to the Company's Employee Incentive Stock Option Plan on April 25, 1995 and vests four years from the date of grant. The option has an exercise price equal to the fair market value of the Common Stock on the date of grant.

     The following table summarizes the value realized upon exercise of outstanding stock options and the value of the outstanding options held by the Chief Executive Officer and the other Named Executives.

              AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996 AND
                         FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                              OPTIONS AT FISCAL              IN-THE-MONEY OPTIONS
                                SHARES        VALUE              YEAR-END(#)               AT FISCAL YEAR-END($)(2)
                              ACQUIRED ON    REALIZED    ----------------------------    ----------------------------
           NAME               EXERCISE(#)     ($)(1)     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
- ---------------------------   -----------    --------    -----------    -------------    -----------    -------------
William M. Gibson..........           0      $      0            0             150        $       0       $   1,313
Kenneth S. Thompson........           0             0        3,150          56,900           24,563         208,875
William J. Kaluza..........      44,125       564,540       60,975          18,900          767,719         145,125
Mary Lou Fox...............           0             0       71,100          48,900          914,475         246,375
Keith J. Enstice...........       9,000       128,328       64,552          34,900          815,590         177,625

- ------------------------------
(1) Computed by multiplying the number of shares of Common Stock acquired upon exercise of options by the difference between (i) the per share fair market value of the Common Stock on the date of exercise and (ii) the exercise price per share.

(2) Computed by multiplying the number of options by the difference between (i) the per share market value of the Common Stock on February 29, 1996 and (ii) the exercise price per share.

     The information set forth in the following Report and Performance Graph shall not be deemed incorporated by reference by anything incorporating by reference this Proxy Statement or future filings generally into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically states that it incorporates such information by reference.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is directly responsible for the approval and administration of the compensation program for William M. Gibson, the Company's Chief Executive Officer, President and Chairman of the Board of Directors. The Compensation Committee is also responsible for the grant of options to the Company's employees under the Company's various stock option plans and administers the plans. In fiscal year 1996, the Compensation Committee consisted of three outside directors of the Company, Jack
A. Arnow, William G. Nelson and Thomas A. Skelton.

     Mr. Gibson is responsible for the approval and administration of compensation programs for the other executive officers of the Company, including those named in the Summary Compensation Table, subject to review and approval by the Compensation Committee and the Board of Directors.

Objectives and Policies

     The objectives of the Company's executive compensation program, as respectively implemented by the Compensation Committee and by Mr. Gibson, are to:

     - Attract and retain highly qualified executives to lead and manage the Company by providing competitive total compensation packages;

     - Reward executives based on the business performance of the Company;

     - Provide executives with incentives designed to maximize the long-term performance of the Company; and

     - Assure that objectives for corporate and individual performance are established and measured.

     For fiscal year 1996, the components of the Company's executive compensation program included annual base salary and short-term incentive bonus plans. In fiscal year 1996, stock options to purchase shares of the Company's Common Stock were awarded as a long-term incentive to executive officers of the Company as follows: Joseph E. Broderick, 120,000 shares, upon his appointment as the Company's Executive Vice President, Client Sales and Services Business Unit in December 1995; Kenneth S. Thompson, 50,000 shares; Mary Lou Fox, 30,000 shares; and Keith J. Enstice, 20,000 shares.

Base Salaries

     Base salaries for executive officers (including the Chief Executive Officer) are determined by evaluating the responsibilities associated with their respective positions and the experience of the officers and by reference to salaries paid in the competitive marketplace to executive officers with comparable ability and experience following review of compensation information available in certain widely-known surveys and databases, including the internationally recognized Information Technology Association of America Compensation Survey. Individual salary increases, which are reviewed annually, are based on the Company's financial performance in the prior fiscal year and the attainment of individual objectives during the prior fiscal year. In the case of operating executive officers, other factors considered include the financial results of the officer's business unit as well as non-financial performance measures, such as improvements in productivity, development and introduction of new products, improvement of product quality, relationships with customers and leadership and management development.

     Base salaries are set by Mr. Gibson for the other executive officers. No specific weight of relative importance is assigned to the various factors and compensation information considered. Accordingly, the

Company's executive compensation policies and practices may be deemed informal and subjective, although they are based on such factors and detailed investigation.

Short-Term Incentive Plans

     During fiscal year 1996, the Company maintained a short-term incentive plan for executive officers, the Executive Annual Incentive Plan (the "Executive Plan"). That plan provides for the award of cash bonuses to participants based on fiscal year 1996 performance.

     The Executive Plan is intended to (i) recognize the contribution of members of management toward attainment of the Company's objectives by granting awards based on the contribution of individual employees in meeting the objectives of the individual's specific business unit; (ii) give additional incentive to executives covered by the Executive Plan to increase the profitability of the Company; and (iii) assist in attracting and retaining highly talented executives. Under the Executive Plan, executives may receive awards based on individual performance or on the total Company performance. Discretionary awards may also be made under the Executive Plan by the President of the Company in amounts not greater than ten percent (10%) of the base salary of the participant. Responsibility for the administration of the Executive Plan resides with the President of the Company and is subject to the review and approval of the Compensation Committee and the Board of Directors.

Long-Term Incentive Plans

     The Company historically has provided long-term incentive compensation to attract, motivate and retain executive officers and other employees through grants of stock options under the Company's Employee Incentive Stock Option Plan. The Compensation Committee believes that this form of compensation closely aligns the interests of executive officers with those of the Company's shareholders and provides a major incentive in building shareholder value. The Compensation Committee designates the employees who shall be granted options and the amount and terms of the options granted. The number of stock options granted to each individual is based on his or her salary range, position, level of responsibility, and performance during the relevant fiscal year. All grants are made with an exercise price not less than the fair market value of the Common Stock on the date of grant.

Chief Executive Officer's Compensation and Corporate Performance for Fiscal Year 1996

     In determining the base salary for fiscal year 1996 of Mr. Gibson, the Company's Chief Executive Officer, President and Chairman of the Board of Directors, the Compensation Committee considered the overall performance of the Company, Mr. Gibson's individual performance, his salary level relative to salary ranges for comparable positions in other companies and his length of service to the Company. The Compensation Committee also considered the recommendation of Mr. Gibson as to his proposed compensation. The Compensation Committee's determination was not subject to precise criteria or formulas. Accordingly, the determination may be deemed informal and subjective although based on such detailed considerations.

     In determining Mr. Gibson's base salary for fiscal year 1996 the Compensation Committee noted that the Company's financial results for fiscal year 1995 were significantly stronger than those for the prior fiscal year. The Compensation Committee took particular note of Mr. Gibson's contributions in meeting those results. The Compensation Committee also noted that under Mr. Gibson's leadership, the Company has become and continues to be the leading provider of software and services for supply chain management.

     Based on the foregoing considerations, the Compensation Committee increased Mr. Gibson's annual base salary for fiscal year 1996 by approximately 5%, from $262,000 to $275,000. This increase was reviewed and unanimously ratified by the Board of Directors.

     Under the Executive Plan applicable in fiscal year 1996, the Compensation Committee awarded to Mr. Gibson an incentive cash bonus of $46,500, an amount equal to approximately 17% of his base salary for fiscal year 1996. The Compensation Committee based the award on Mr. Gibson's contributions to the achievement of specific Company earnings objectives targeted under the Executive Plan. No stock options were awarded to Mr. Gibson for fiscal year 1996.

                             Compensation Committee

                                 Jack A. Arnow

                               William G. Nelson

                               Thomas A. Skelton

STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total return to shareholders of the Common Stock with the cumulative total return of the NASDAQ Stock Market
(US) Index from the date of the Company's initial public offering (August 13, 1993) to fiscal year end (February 29, 1996). In addition, the graph also compares the Company's performance to that for NASDAQ Computer and Data Processing Stocks. The graph assumes that the value of the investment in the Common Stock and each index was $100 on August 13, 1993 and that all dividends were reinvested. The Company has not paid any dividends on its Common Stock and does not intend to do so in the foreseeable future. The performance graph is not necessarily indicative of future performance.

                                                                     NASDAQ
                                                 NASDAQ Stock     Computer and
      Measurement Period                          Market (US    Data Processing
    (Fiscal Year Covered)         MANUGISTICS     Companies)         Stocks
8/13/93                                 100.00          100.00          100.00
2/28/94                                  143.9           110.6           113.4
2/28/95                                  103.7           112.2           137.0
2/29/96                                  146.3           156.3           207.5

AGREEMENTS WITH EMPLOYEES

     All employees of the Company and its subsidiaries, including executive officers, are required to sign a Conditions of Employment Agreement upon joining the Company and its subsidiaries. This agreement restricts the ability of the employee to compete with the Company and its subsidiaries during his or her employment with the Company and for a period of one (1) year thereafter, and contains certain confidentiality and invention assignment provisions.

CERTAIN BUSINESS RELATIONSHIPS

     Joseph H. Jacovini, a director of the Company, is a partner with Dilworth, Paxson, Kalish & Kauffman, counsel to the Company, which firm rendered legal services to the Company in fiscal year 1996. The Company believes that it received such services on terms no less favorable than could have been obtained from an unrelated firm.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's executive officers, directors and persons who own more than ten percent (10%) of the Common Stock (collectively, "Reporting Persons") to file initial reports of ownership and changes of ownership of the Common Stock with the SEC and the NASDAQ Stock Market. Reporting Persons are required to furnish the Company with copies of all forms that they file under Section 16(a). Based solely upon a review of the copies of such forms received by the Company or written representations from Reporting Persons, the Company believes that, with respect to fiscal year 1996, all Reporting Persons complied with all applicable filing requirements under Section 16(a), except late filings were made on Form 3 for Joseph Broderick, Executive Vice President, Client Sales and Services Business Unit, and on Form 4 for Mr. Fritz.

                  PROPOSAL 2 -- APPROVAL OF AMENDMENTS TO THE
                           EMPLOYEE STOCK OPTION PLAN

     In January and April 1996, the Board of Directors adopted proposals to amend the Company's Employee Stock Option Plan (the "ESOP"), subject to shareholder approval. The proposed amendments to the ESOP would (a) permit the Company's Compensation Committee to determine the last day of work date for purposes of determining when stock options for terminating employees shall vest under the ESOP; (b) permit consultants, who are not employees of the Company, who are specifically granted stock options by the Company's Boards of Directors, to receive stock option grants; (c) allow employees to exercise vested stock options under the ESOP in the event that the Company would not be a surviving company in a merger; and (d) to increase the number of shares reserved for issuance under the ESOP by 600,000 shares. The Board of Directors believes that the proposed amendments to the ESOP will make the plan more favorable to employees and will encourage employees of the Company to remain in the Company's employment.

     The description that follows is an overview of the material provisions of the ESOP and is qualified in its entirety by reference to the ESOP. A copy of the complete ESOP, as amended, is attached hereto as Appendix A.

DESCRIPTION OF THE ESOP AND OPTION TERMS

     PURPOSE. The purpose of the ESOP is to provide employees with the opportunity to own shares of the Company's stock and to provide incentive to employees to remain employed with the Company. The Board of Directors believes that the proposed amendment will help the Company attract and retain highly qualified employees.

     GENERAL; ELIGIBILITY. The ESOP provides for the granting of non-qualified stock options to all full-time employees and consultants of the Company or its subsidiaries. The purpose of the ESOP is to encourage stock ownership by employees of the Company and its subsidiaries so that such employees can acquire or increase their interest in the success of and be encouraged to remain in the employ of the Company or its subsidiaries.

All full-time employees (including officers whether or not they are directors) are eligible to receive options under the ESOP upon employment with the Company or its subsidiaries, certain individuals who were previously employees of the Company and consultants who are not employees of the Company, who are specifically granted stock options by the Company's Board of Directors. Currently, there are approximately 525 employees eligible to participate in the ESOP. The stock subject to options under the ESOP are shares of the authorized but unissued or reacquired Common Stock. As proposed to be amended, the aggregate number of shares which may be issued under options shall not exceed 2,782,119 shares of Common Stock. A participant is not required to exercise any stock options which are granted to such participant pursuant to the ESOP.

     ADMINISTRATION. The ESOP is administered by the Compensation Committee of the Board of Directors, which Compensation Committee shall for purposes of administering the ESOP consist of not less than two members of the Board who are "disinterested persons" as defined in Rule 16(b)-3(c)(2)(i) of the Exchange Act. As of the date of this Proxy Statement, Jack A. Arnow, William G. Nelson and Thomas A. Skelton comprise the Compensation Committee. No person while a member of the Compensation Committee shall receive a discretionary grant or award under the ESOP or any other stock plan of the Company. The Compensation Committee shall automatically award employees a specific number of options on the date of employment depending upon their job title and upon attaining certain promotions. In addition, the Compensation Committee may select employees of the Company to whom discretionary grants of options are made, the times at which options are granted and the number of shares which may be purchased upon the exercise of options.

     TERMS AND CONDITIONS OF GRANT. Options granted under the ESOP will have an option price of not less than 100% of the fair market value of the Common Stock on the day of the grant. As long as the Common Stock is traded in the over-the-counter market, such fair market value shall be deemed to be the average of the high and low prices of the Common Stock in the over-the-counter market on the date previous to the date the option is granted, as reported by the National Association of Securities Dealers, Inc. All options granted under the ESOP shall vest and become exercisable in installments of twenty-five percent (25%) per year commencing twelve (12) months after the date of the grant of the option, so that the option will be fully exercisable four (4) years from the date of the grant. During the lifetime of the optionee the option shall be exercisable only by the optionee and shall not be assigned, pledged or otherwise disposed of by the optionee and no other person shall acquire any rights therein. Except as set forth below, options may be exercised by an optionee only during the period in which the optionee is employed by the Company or its subsidiaries, but in no event more than ten (10) years after the date of the grant. Options are exercisable by payment in full for the shares of Common Stock being purchased, such payment to be made in cash, by check, or at the discretion of the Compensation Committee, in Common Stock or other property held by the optionee.

     If the optionee dies while in the employ of the Company or a subsidiary, the option shall remain exercisable by the executors or administrators of the optionee's estate, or by any person who shall have acquired the option directly from the optionee by bequest or inheritance for a period of ninety (90) days from the date of death to the extent that the options were currently exercisable as of the date of death. Options are not transferable other than by will or the laws of descent and distribution. If the optionee becomes disabled while in the employ of the Company or a subsidiary, the option will remain exercisable by the optionee for a period of ninety (90) days from the date of the event that is the cause of the disability to the extent that the option was currently exercisable as of the date of disability, at which time the option will terminate. However, if the optionee returns to work within a one year period from the date of disability the option will be restored for all vesting purposes as if the disability had never occurred.

     RECAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding option, and the price per share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company. If the Company is the surviving company in a merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would be entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate, provided that each optionee shall, in such event, if a period of twelve (12) months from the date of the granting of the option shall have expired, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, to exercise his option in whole or in part without regard to the installment provisions of the ESOP. Notwithstanding the above provisions, an option will not terminate if assumed by the surviving or acquiring corporation, or its parent, upon a merger or consolidation under circumstances which are not deemed a modification of the option within the meaning of Section 424 of the Code.

     To the extent that such adjustments relate to the Common Stock, such adjustment shall be made by the Compensation Committee, whose determination shall be conclusive.

     RIGHTS AS A SHAREHOLDER. An optionee or a permitted transferee of an option shall have no rights as a shareholder with respect to any shares of Common Stock covered by the option until the date of the issuance of a stock certificate to the optionee for such shares following the exercise of such option.

     EFFECTIVE DATE AND TERM OF PLAN; SHAREHOLDER APPROVAL. The effective dates of the amendments to the ESOP are January 16, 1996 and April 30, 1996, and its term is ten (10) years. However, no option granted after the effective date may be exercised unless the amendment of the ESOP is approved by the vote of a majority of the outstanding shares of the Common Stock present or represented and entitled to vote at the Meeting.

     MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the ESOP, the Compensation Committee may modify outstanding options granted under the ESOP, or accept the surrender of outstanding options (to the extent not theretofore exercised). The Compensation Committee shall not, however, modify any outstanding options so as to specify a lower price or accept the surrender of outstanding options and authorize the granting of new options in substitution therefor specifying a lower price. Notwithstanding the foregoing, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the ESOP.

     CONFIDENTIALITY AGREEMENT. As a condition of the optionee's acceptance of the option, the Compensation Committee may provide that the optionee shall agree to be bound by a confidentiality agreement with the Company containing such terms as the Compensation Committee and Board of Directors shall deem advisable.

     GRANT OF OPTIONS. Options may be granted pursuant to the ESOP from time to time until such times as all shares of Common Stock available under the ESOP have been made subject to an option grant. If any outstanding option granted under the ESOP for any reason expires or is terminated, the shares of Common Stock allocable to the option may again be subject to an option under the ESOP.

     CONTINUED EMPLOYMENT. The grant of an option pursuant to the ESOP shall not be construed to imply or to constitute evidence of any agreement, expressed or implied, on the part of the Company or any subsidiary to continue to employ an employee, or to affect the right of the Company or any subsidiary to terminate the employment of any employee or to alter the responsibilities, duties or authority of any employee.

     TAX CONSEQUENCES. There are no tax consequences to the participant or the Company upon the grant of a nonqualified stock option pursuant to the ESOP. On exercising a nonqualified stock option, the optionee realizes ordinary income to the extent that the market value of the Common Stock exceeds the exercise price, and the Company may claim a tax deduction of like amount.

     AMENDMENTS. The Board of Directors of the Company may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the ESOP or revise or amend the ESOP, except that, without approval of the shareholders, no such revision or amendment shall materially increase the number of shares of Common Stock which may be issued pursuant to the ESOP, materially increase the benefits accruing to participants under the ESOP, or otherwise materially modify the requirements for eligibility.

PLAN BENEFITS

     The table below shows the number of options granted under the ESOP during fiscal year 1996 to the group listed. Outside directors are not eligible to receive options under the ESOP. The number of options to be granted under the ESOP during fiscal year 1997 cannot be determined at this time because the number of options granted depends on the number of new employees that are hired and the number of employees that are promoted, neither of which can be determined at this time.

EMPLOYEE STOCK OPTION PLAN -- NUMBER OF OPTIONS GRANTED DURING FISCAL YEAR 1996

                                                                              OPTIONS
                                 NAME AND POSITION                            GRANTED
        -------------------------------------------------------------------   -------
        All executive officers as a group (8 persons)......................       600
        Non-executive officer employees as a group (approximately 307
          persons).........................................................   348,550

     As of May 24, 1996 the aggregate market value of Common Stock underlying the total number of options outstanding under the ESOP was approximately $20,734,701, and the aggregate market value of the Common Stock underlying the total number of options that remain to be issued under the ESOP was approximately $2,709,000 based on a price per share of the Common Stock of $15.75 as of such date. If the proposed amendment to the ESOP is approved by the shareholders, the aggregate market value of the Common Stock underlying the additional options that could be issued under the ESOP will be approximately $9,450,000 based on a price per share of the Common Stock of $15.75 as of May 24, 1996.

     The affirmative vote of a majority of the outstanding shares of the Common Stock present, or represented and entitled to vote at the Meeting is required to approve the amendment to the ESOP.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE ESOP.

                  PROPOSAL 3 -- APPROVAL OF AMENDMENTS TO THE
                      EMPLOYEE INCENTIVE STOCK OPTION PLAN

     In January 1996, the Board of Directors adopted a proposal to amend the Company's Employee Incentive Qualified Stock Option Plan (the "ISOP"), subject to shareholder approval. The proposed amendments to the ISOP would (a) permit employees whose employment is terminated to exercise any vested options for a period of thirty days from his/her last day of employment and (b) permit the Company's Compensation Committee to determine the last day of work date for purposes of determining when stock options for terminating employees shall vest under the ISOP. The Board of Directors believes that the proposed amendments to the ISOP will make the plan more favorable to employees and will encourage employees of the Company to remain in the Company's employment.

     The description that follows is an overview of the material provisions of the ISOP and is qualified in its entirety by reference to the ISOP. A copy of the complete ISOP, as amended, is attached hereto as Appendix B.

DESCRIPTION OF THE ISOP AND OPTION TERMS

     PURPOSE. The ISOP is intended to encourage stock ownership by certain officers and key executive employees of the Company so that such employees may acquire or increase their proprietary interest in the success of the Company and its subsidiaries, and so that they may be encouraged to remain in the employ of the Company or its subsidiaries. It is further intended that options granted pursuant to the ISOP shall constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to the extent permitted by the Code.

     ADMINISTRATION. The ISOP shall be administered by the Compensation Committee which, for purposes of administering the ISOP, shall consist of not less than two members of the Company's Board of Directors who are "disinterested persons" as such term is defined in the Exchange Act. As of the date of the Proxy Statement, Jack A. Arnow, William G. Nelson and Thomas A. Skelton comprise the Compensation Committee. No person while a member of the Compensation Committee shall receive a discretionary grant or award under the ISOP or any other stock plan of the Company. The Compensation Committee shall from time to time in its discretion designate the employees who shall be granted options and the amount of options to be granted to each. The Compensation Committee shall have the final authority to determine these matters.

     ELIGIBILITY. The persons who shall be eligible to receive options under the ISOP shall be the key executive employees (including officers whether or not they are directors) of the Company or its subsidiaries. Currently, there are approximately 22 employees eligible to participate in the ISOP.

     STOCK. The stock subject to the options shall be shares of the Company's authorized but unissued or reacquired Common Stock. As proposed to be amended, the aggregate number of shares which may be issued under options shall not exceed 902,975 shares of Common Stock, subject to adjustment as provided for below. In the event that any outstanding option under the ISOP for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such option may again be subject to an option grant under the ISOP.

     OPTION PRICE. The option price shall not be less than 100% of the fair market value per share of the Common Stock of the Company on the day of the grant. As long as the Common Stock is traded in the over-the-counter market, such fair market value shall be deemed to be the mean between the dealer "bid" and "ask" prices of Common Stock in the over-the-counter market on the day the option is granted, as reported by the National Association of Securities Dealers, Inc. Subject to the foregoing, the Compensation Committee shall have full authority and discretion in fixing the option price.

     MEDIUM AND TIME OF PAYMENT. Unless otherwise permitted by the Compensation Committee and the Board of Directors, the option price shall be payable in full in cash or check.

     TERM AND EXERCISE OF OPTIONS. No option shall be exercisable either in whole or in part prior to twelve (12) months from the date it is granted or after ten (10) years from the date on which it is granted. Options may only be exercised by an optionee for so long as the optionee is employed by the Company except as otherwise provided herein. The option shall be exercisable as determined by the Compensation Committee. The Compensation Committee may provide, in the case of an option not immediately exercisable in full, for the acceleration of the time at which the option may be exercised. Not less than 1,000 shares may be purchased at any one time upon exercise of an option unless the number purchased is the total number at the time purchasable under the option. During the lifetime of the optionee, the option shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee and no other person shall acquire any rights therein. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, in any subsequent period but not later than ten years from the date the option is granted.

     PRIOR OUTSTANDING OPTION. No option (for purposes of this paragraph called "New Option") shall be exercisable while there is outstanding any incentive stock option (as defined in Section 422 of the Code), to purchase Common Stock in the Company, which incentive stock option was granted, before the granting of the New Option, to the person to whom the New Option is granted.

     TERMINATION OF EMPLOYMENT EXCEPT BY DEATH OR DISABILITY. In the event that the employment of an optionee by the Company or its subsidiaries shall terminate for any reason other than death or disability, then as of the date the optionee has notice of such termination, such optionee shall have no further right to exercise any option.

     DEATH OR DISABILITY OF OPTIONEE AND TRANSFER OF OPTION. If the optionee shall die or become disabled while in the employ of the Company or a subsidiary, and shall not have fully exercised an option, the option may be exercised, subject to the condition that no option shall be exercisable after the expiration of ten years from the date it is granted, to the extent that the optionee's right to exercise such option had accrued at the time of the optionee's death or disability and had not previously been exercised, at any time within three (3) months after the optionee's death or disability, by the optionee, or in the case of death, by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance. No option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution.

     RECAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding option, and the price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

     Subject to any required action by the shareholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate, provided that each optionee shall, in such event, if a period of twelve (12) months from the date of the granting of the option shall have expired, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, to exercise his option in whole or in part without regard to the installment provisions of the ISOP. Notwithstanding the above provisions, an option will not terminate if assumed by the surviving or acquiring corporation, or its parent, upon a merger or consolidation under circumstances which are not deemed a modification of the option within the meaning of Section 424 of the Code.

     To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive, provided that each option granted pursuant to this ISOP shall not be adjusted in a manner that causes the option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     The grant of an option pursuant to the ISOP shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     RIGHTS AS A SHAREHOLDER. An optionee or a transferee of an option shall have no rights as a shareholder with respect to any shares of Common Stock covered by his option until the date of the issuance of a stock certificate to him for such shares.

     EFFECTIVE DATE AND TERM OF PLAN; SHAREHOLDER APPROVAL. The effective date of the amendment of the ISOP is January 16, 1996, and its term is ten (10) years. However, no option granted after the effective date may be exercised unless the amendments to the ISOP are approved by the vote of a majority of the outstanding shares of the Common Stock present or represented and entitled to vote at the Meeting.

     MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the ISOP, the Compensation Committee may modify outstanding options granted under the ISOP, or accept the surrender of outstanding options (to the extent not theretofore exercised). The Compensation Committee shall not, however, modify any outstanding options so as to specify a lower price or accept the surrender of outstanding options and authorize the granting of new options in substitution therefor specifying a lower price. Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the ISOP.

     CONFIDENTIALITY AGREEMENT AND COVENANT NOT TO COMPETE. The Compensation Committee may provide that, as a condition of the employee's acceptance of the option, the employee shall agree to be bound by a certain confidentiality agreement of the Company which contains a covenant not to compete and containing such other terms as the Compensation Committee and Board of Directors shall deem advisable.

     OTHER PROVISIONS. The option grant may provide for additional restrictions upon the exercise of the option or the transfer of the shares of Common Stock received upon exercise, as the Compensation Committee and the Board of Directors shall deem advisable. Any such option grant shall contain such limitations and restrictions upon the exercise of the option as shall be necessary in order that such option will be an "incentive stock option" as defined in Section 422 of the Code or to conform to any change in the law.

     OPTIONS TO CERTAIN SHAREHOLDERS. Notwithstanding any other provision herein, in any option granted to an individual who, at the time the option is granted, possesses more than ten percent (10%) of the total combined voting power of the Common Stock of the Company, the option price must be at least one-hundred and ten percent (110%) of the fair market value of the Common Stock subject to the option on the date of the option grant.

     ANNUAL LIMITATION PER EMPLOYEE. The aggregate fair market value (determined as of the time the option is granted under the ISOP) of the Common Stock for which any employee may be granted incentive stock options which are first exercisable in any calendar year (under all such plans of the Company and the subsidiaries) shall not exceed $100,000. Any excess options granted pursuant to the ISOP shall be nonqualified options under the Code.

     AMENDMENT OF THE ISOP. The Board of Directors of the Company may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the ISOP or revise or amend it in any respect whatsoever except that, without approval of the shareholders, no such revision or amendment shall change the number of shares of Common Stock subject to the ISOP, change the designation of the class of employees eligible to receive options, decrease the price at which options may be granted, or remove the administration of the ISOP from the Compensation Committee. Furthermore, the ISOP may not, without the approval of the stockholders, be amended in any manner that will cause options issued under it to fail to meet the requirements of incentive stock options as defined in Section 422 of the Code.

     CONTINUED EMPLOYMENT. The grant of an option pursuant to the ISOP shall not be construed to imply or to constitute evidence of any agreement, expressed or implied, on the part of the Company or any subsidiary to continue to employ an employee.

PLAN BENEFITS

     During fiscal year 1996, Joseph E. Broderick, an executive officer of the Company, was granted an option under the ISOP to purchase 120,000 shares of Common Stock; Kenneth S. Thompson was granted an option to purchase 50,000 shares of Common Stock; Mary Lou Fox was granted an option to purchase 30,000 shares of Common Stock; and Keith J. Enstice was granted an option to purchase 20,000 shares of Common Stock. Each of those option grants has a four year vesting period. Because the grants of options under the ISOP are at the discretion of the Compensation Committee, the number of options which will be granted during fiscal year 1997 cannot presently be determined.

     As of May 24, 1996 the aggregate market value of Common Stock underlying the total outstanding options granted under the ISOP was approximately $3,465,000, and the aggregate market value of the Common Stock underlying the total number of options that remain to be issued under the ISOP was approximately $1,543,106 based on a price per share of the Common Stock of $15.75 as of that date.

     The affirmative vote of a majority of the outstanding shares of Common Stock present, or represented and entitled to vote at the Meeting is required to approve the amendments to the ISOP.

     THE BOARD DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENTS TO THE ISOP.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors, upon the recommendation of the Audit Committee, has selected Deloitte & Touche LLP, independent accountants, as auditors of the Company to examine and report to shareholders on the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending on February 28, 1997 ("fiscal year 1997"). Deloitte & Touche LLP currently serves as the Company's independent accountants, and has been the Company's independent accountants since the fiscal year ended February 28, 1987. Representatives of Deloitte & Touche LLP will be present at the Meeting and will be given an opportunity to make a statement. They also will be available to respond to appropriate questions from shareholders.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals submitted for inclusion in the proxy statement for the 1997 Annual Meeting of Shareholders must be received by the Company at the Company's corporate headquarters address on or before February 20, 1997 and must be submitted in accordance with Rule 14a-8 of the Exchange Act.

                                 OTHER BUSINESS

     The Board of Directors does not intend to bring any other matter before the Meeting and does not know of any other business which others will present for consideration at the Meeting. Except as the Board of Directors may otherwise permit, only the business set forth and discussed in the Notice of Annual Meeting of Shareholders and this Proxy Statement may be acted on at the Meeting. If any other business does properly come before the Meeting the proxy holders will vote on such matters according to their discretion.

                                          By Order of the Board of Directors

                                          /s/ HELEN A. NASTASIA
                                          -------------------------------
                                          HELEN A. NASTASIA
                                          General Counsel and Secretary

     ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

                                                                      APPENDIX A

                            MANUGISTICS GROUP, INC.
                           FIFTH AMENDED AND RESTATED
                           EMPLOYEE STOCK OPTION PLAN

     1. PURPOSE. This Employee Stock Option Plan (the "Plan") is intended to encourage stock ownership by employees of Manugistics Group, Inc. (the "Corporation") or any of its subsidiary corporations as that term is defined in
Section 4 of the Internal Revenue Code of 1986, as amended (the "Code") (the "Subsidiaries") so that such employees may acquire or increase their interest in the success of the Corporation and Subsidiaries and so that they may be encouraged to remain in the employ of the Corporation or its Subsidiaries.

     2. ADMINISTRATION. The Plan shall be administered by a committee appointed by the Board of Directors of the Corporation (the "Committee"). The Committee shall consist of not less than two members of the Corporation's Board of Directors, who are "disinterested persons" as such term is defined in Rule 16b-3(c)(2)(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors; provided, however, that any individual appointed to the Committee shall be a Director who is a "disinterested person." The Committee shall hold meetings at such times and places as it may determine. If the Committee consists of three or more members, the Committee shall select one of its members as Chairman. Acts by a majority of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. No person while a member of the Committee shall receive a discretionary grant or award under any stock plan of the Corporation, other than pursuant to a stock plan where such grant or award is determined under a formula meeting the requirements of Rule 16b-3(c)(2)(ii) of the Exchange Act. The Committee shall from time to time in its discretion designate the employees who shall be granted options and the amount of stock to be issued upon exercise of such options. The Committee shall have the final authority to determine these matters. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

     3. ELIGIBILITY. The persons who shall be eligible to receive options shall be all full time employees (including officers, whether or not they are directors) of the Corporation or its Subsidiaries and certain other individuals who are or were employees of the Corporation or its Subsidiaries or consultants of the Corporation or its Subsidiaries who are specifically granted options by the Board. An optionee may hold more than one option but only on the terms and subject to the restrictions hereinafter set forth.

     4. STOCK. The stock subject to the options shall be shares of the Corporation's authorized, but unissued or reacquired, common stock (the "Common Stock"). The aggregate number of shares which may be issued under options granted under the Plan shall not exceed 2,782,119 shares of Common Stock. The limitation established by the preceding sentence shall be subject to adjustment as provided in Article 6(b) of the Plan. In the event that any outstanding option granted under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to such option may again be subject to an option grant under the Plan.

     5. TERMS AND CONDITIONS OF OPTIONS. When the Committee shall have granted options to employees, a Notice of Grant of Stock Option (the "Notice") shall be given to each employee in such form as the Committee shall from time to time approve, which Notice shall comply with and be subject to the following terms and conditions:

     (a) NUMBER OF SHARES. Each Notice shall state the number of shares of Common Stock to which it pertains. The Committee shall award employees options for shares of Common Stock in accordance with the following:

          (i) As of the date that each person becomes a full-time employee ("Employee") of the Corporation or its Subsidiaries, such Employee shall receive an option for the number of shares of Common Stock specified below for Employees having the titles designated below or their equivalent:

A.     All Full-Time Employees.....................................    200 Shares
B.     Managers/Lead Specialists...................................    400 Shares
C.     Senior Managers.............................................    500 Shares
D.     Officers & Directors........................................    600 Shares

          (ii) Any Employee who is promoted to the level of Manager/Lead Specialist, Senior Manager or Officer and Director (or their equivalent) shall receive an option at the time of such promotion for an additional number of shares of Common Stock equal to the difference between the number of shares previously granted under an option or options pursuant to this
     Article 5(a)(i) and the number of shares which the Employee would have received had such promotion been effective as of the date such person became an Employee of the Corporation or its Subsidiaries.

          (iii) Such other amounts as are determined by the Committee from time to time in its discretion.

     (b) OPTION PRICE. Each Notice shall state the option price, which shall not be less than 100% of the fair market value per share of the Common Stock on the date of the grant of the option. During such time as the Common Stock is not listed upon an established stock exchange or traded in the over-the-counter market, the fair market value per share shall be determined by the Committee at least annually by relying upon whatever evidence it deems appropriate which may include, but need not be limited to, recent sales of the Common Stock, opinions of professional appraisers and recent sales of stock of other comparable companies. If the Common Stock is traded in the over-the-counter market, such fair market value per share shall be the average of the high and low prices of the Common Stock in the over-the-counter market on the date previous to the date that the option is granted, as reported by the National Association of Securities Dealers, Inc. If the Common Stock is listed upon an established stock exchange or exchanges such fair market value per share shall be deemed to be the average of the high and the low price of the Common Stock on such stock exchange or exchanges on the day previous to the date that the option is granted or if no sale of the Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such Common Stock. Subject to the foregoing, the Committee in fixing the option price shall have full authority and discretion.

     (c) MEDIUM AND TIME OF PAYMENT. Each option shall be exercised by giving written notice to the Corporation, addressed to the attention of its Secretary at its principal corporate office, which notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by payment in full for the shares of Common Stock being purchased. Unless otherwise specified in the Notice pursuant to Article 6 hereof, the option price shall be payable by cash or check in United States dollars upon the exercise of the option.

     (d)  TERM AND EXERCISE OF OPTIONS.

          (i) All options granted hereunder shall vest and become exercisable in the following manner: twenty-five percent (25%) per year commencing twelve
     (12) months after the date of the grant of the option.

          (ii) Options may only be exercised by an optionee for so long as the optionee is employed by the Corporation or its Subsidiaries except as otherwise provided in Article 6(b) of the Plan. Notwithstanding the foregoing, if an employee who was granted options on or after July 17, 1990 is terminated involuntarily without cause within one year after a consolidation or merger in which the Corporation is not the surviving Corporation, the options may be exercisable as of the date of such consolidation or merger. In no event shall an option granted under this Plan be exercisable more than ten (10) years after the date of the grant of the option.

          (iii) Not less than fifty (50) shares may be purchased upon exercise of an option at any one time unless the number purchased is the total number at the time purchasable under the option.

          (iv) During the lifetime of the optionee the option shall be exercisable only by the optionee and shall not be transferred, assigned, pledged or otherwise disposed of by the optionee and no other person shall acquire any rights therein.

     6. TERMINATION OF EMPLOYMENT EXCEPT BY DEATH OR DISABILITY. In the event that the employment of an optionee by the Corporation or its Subsidiaries shall terminate for any reason other than the optionee's death or disability, the optionee may exercise any options held by such optionee for a period of thirty
(30) days from the last day of work date to the extent that the optionee's right to exercise such options had accrued pursuant to Article 5(d) on or before the last day of work date. Notwithstanding the foregoing, the last day of work date for purposes of the Plan, and the options which shall become fully vested on that date, may be determined by the Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive. An optionee who with the approval of the Corporation takes leave without pay for up to twelve (12) weeks for the purpose of caring for a member of his or her family shall be permitted to retain options granted to such optionee prior to the first day of such leave. The Committee shall determine whether such leave is taken for the purpose of caring for a member of the employee's family, which determination, unless overruled by the Board of Directors, shall be final and conclusive. Whether any other authorized leave of absence or absence for military or governmental service shall constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive. If the optionee converts from full-time employment to part-time employment, such conversion shall not affect such optionee's right to exercise any option.

          (a)  DEATH OR LONG-TERM DISABILITY OF OPTIONEE AND TRANSFER OF OPTION.

          (i) Notwithstanding any provision contained herein to the contrary, if the optionee shall die while in the employ of the Corporation or a Subsidiary, the option shall remain exercisable by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance for a period of ninety (90) days following the date of the optionee's death to the extent that the optionee's right to exercise such option had accrued pursuant to Article 5(d) as of the date of the optionee's death. No option shall be transferable by the optionee other than by will or the laws of descent and distribution.

          (ii) Notwithstanding any provision contained herein to the contrary, if the optionee shall become disabled while in the employ of the Corporation or a Subsidiary, the option shall be exercisable by the optionee for a period of ninety (90) days from the date of disability to the extent that the optionee's right to exercise such option had accrued pursuant to Article 5(d) as of the date of disability, and the expiration of the option following such ninety (90) day period shall thereafter be suspended until a date one (1) year from the date of disability, at which time the option shall terminate, unless the optionee shall return to work within such one (1) year period, in which case the option shall be restored for all vesting purposes as if the disability of the optionee had not occurred.

     For purposes of this Plan, an optionee shall be considered disabled if the optionee is considered disabled under the Corporation's or its Subsidiaries regular long-term disability provisions. However, the determination of the Committee as to whether an optionee is disabled shall be binding and conclusive for purposes of this Plan.

     (b) RECAPITALIZATION. Subject to any required action by the shareholders of the Corporation, the number of shares of Common Stock covered by each outstanding option, and the price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation, so that the optionee's percentage of ownership of the total number of shares of Common Stock outstanding is neither increased nor decreased.

     Subject to any required action by the shareholders of the Corporation, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation, shall cause each outstanding option to terminate, provided that each optionee shall, in such event, if a period of 12 months from the date of the granting of the option shall have expired, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Corporation is not the surviving corporation, to exercise his option in whole or in part without regard to the installment provisions of
Article 5(d) of the Plan.

     Notwithstanding the above provisions, an option will not terminate if assumed by the surviving or acquiring corporation, or its parent, upon a merger or consolidation under circumstances which are not deemed a modification of the option within the meaning of Sections 424 and 424(3)(A) of the Internal Revenue Code.

     In the event of a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

     To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

     Except as hereinbefore expressly provided in this Article 6(b), the optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the option.

     The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     (c) RIGHTS AS A STOCKHOLDER. An optionee or a permitted transferee of an option shall have no rights as a stockholder with respect to any shares covered by the optionee's option until the date of the issuance of a stock certificate to the optionee for such shares following the exercise of such option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article 6(b) hereof.

     (d) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised). The Committee shall not, however, modify any outstanding options so as to specify a lower price or accept the surrender of outstanding options and authorize the granting of new options in substitution therefor specifying a lower price. Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

     (e) INVESTMENT PURPOSE. Each option under the Plan shall be granted on the condition that the purchases of stock thereunder shall be for investment purposes and not with a view to resale or distribution, except that in the event the stock subject to such option is registered under the Securities Act of 1933, as amended (the "Securities Act"), or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if, in the opinion of counsel for the Corporation, such condition is not required under the Securities Act or any other applicable law, regulation or rule of any governmental agency.

     (f) CONFIDENTIALITY AGREEMENT. The Notice may provide that, as a condition of the employee's acceptance of the option, the employee shall agree to be bound by a confidentiality agreement with the Corporation containing such terms as the Committee and Board of Directors shall deem advisable.

     (g) OTHER PROVISIONS. The Notice shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option or the transfer of the shares received upon an exercise, as the Committee and the Board of Directors shall deem advisable.

     7. PERMISSIBLE PROVISIONS. In addition to the other powers granted to the Committee and the Board of Directors under this Plan, the Committee and the Board of Directors shall have the discretion to include in any option grant the right of the optionee (i) to pay for the Common Stock upon exercise of the option with Common Stock of the Corporation, and/or (ii) to receive property at the time of exercise of the option if, in the case of property other than cash,
Section 83 of the Code applies to such property.

     8. TERM OF PLAN. Options may be granted pursuant to the Plan from time to time until such time as all shares available under the Plan as set forth in
Article 4 have been made subject to an option grant. If any outstanding option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the option may again be subject to an option under the Plan.

     9. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as directors or as members of the Committee and the Board of Directors, the members of the Committee and the Board of Directors shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, in which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence or intentional misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or proceeding such person shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

     10. AMENDMENT OF THE PLAN. The Board of Directors of the Corporation may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the shareholders of the Corporation, no such revision or amendment shall materially increase the number of shares of Common Stock which may be issued pursuant to the Plan, materially increase the benefits accruing to participants under the Plan, or otherwise materially modify the requirements for eligibility.

     11. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Common Stock issued pursuant to options will be used for general corporate purposes.

     12. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall impose no obligation upon the optionee to exercise such option.

     13. CONTINUED EMPLOYMENT. The grant of an option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, expressed or implied, on the part of the Corporation or any Subsidiary to continue to employ an employee, or to affect the right of the Corporation or any Subsidiary to terminate the employment of any employee or to alter the responsibilities, duties or authority of any employee.

     14. EFFECTIVE DATE AND TERM OF PLAN; STOCKHOLDER APPROVAL. This Plan shall have an effective date of April 30, 1996 and shall have a term of ten (10) years. However, no option may be exercised unless this Plan is approved by the vote of a majority of the outstanding shares of the Corporation's Common Stock present, or represented, and entitled to vote, at a meeting of stockholders of the Corporation held within twelve (12) months after the effective date of the Plan.

     15. WITHHOLDING TAXES. The exercise of each option shall be subject to the condition that if at any time the Corporation shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, is necessary or desirable as a condition of, or in connection with, the exercise or the delivery or purchase of shares pursuant to the option, then in any such event, the exercise shall not be effective unless such withholding shall have been effective or obtained free of any conditions not acceptable to the Corporation, including withholding from other fees or sums otherwise due to the option holder from the Corporation.

                                                                      APPENDIX B

                            MANUGISTICS GROUP, INC.
                          FOURTH AMENDED AND RESTATED
                      EMPLOYEE INCENTIVE STOCK OPTION PLAN

     1. PURPOSE. This Employee Incentive Stock Option Plan (the "Plan") is intended to be an incentive and to encourage stock ownership by certain officers and key executive employees of Manugistics Group, Inc. (the "Corporation") or any of its subsidiary corporations as that term is defined in Section 424 of the Internal Revenue Code of 1986 (the "Subsidiaries") so that such employees may acquire or increase their proprietary interest in the success of the Corporation and Subsidiaries, and so that they may be encouraged to remain in the employ of the Corporation or its Subsidiaries. It is further intended that options issued pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986.

     2. ADMINISTRATION. The Plan shall be administered by a committee appointed by the Board of Directors of the Corporation (the "Committee"). The Committee shall consist of not less than two members of the Corporation's Board of Directors, who are "disinterested persons" as such term is defined in Rule 16b-3(c)(2)(i) of the Securities Exchange Act of 1934, as amended. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors; provided, however, that any individual appointed to the Committee shall be a Director who is a "disinterested person." The Committee shall hold meetings at such times and places as it may determine. If the Committee consists of three or more members, the Committee shall select one of its members as Chairman. Acts by a majority of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. No person while a member of the Committee shall receive a discretionary grant or award under any stock plan of the Corporation. The Committee shall from time to time in its discretion designate the employees who shall be granted options and the amount of stock to be optioned to each. The Committee shall have the final authority to determine these matters. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

     3. ELIGIBILITY. The persons who shall be eligible to receive options shall be the key executive employees (including officers whether or not they are directors) of the Corporation or its Subsidiaries who are selected by the Committee from time to time. An optionee may hold more than one option but only on the terms and subject to the restrictions hereinafter set forth.

     4. STOCK. The stock subject to the options shall be shares of the Corporation's authorized but unissued or reacquired common stock (hereinafter sometimes called "Common Stock"). The aggregate number of shares which may be issued under options shall not exceed 902,975 shares of Common Stock. The limitation established by the preceding sentence shall be subject to adjustment as provided in Article 5(h) of the Plan.

     In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such option may again be subject to an option under the Plan.

     5. TERMS AND CONDITIONS OF OPTIONS. When the Committee shall have granted options to employees, Notices of Grant of Stock Option shall be given to such employees in such form as the Committee shall from time to time approve, which Notices shall comply with and be subject to the following terms and conditions:

     (a) NUMBER OF SHARES. Each Notice of Grant of Stock Option shall state the number of shares to which it pertains.

     (b) OPTION PRICE. Each Notice of Grant of Stock Option shall state the option price, which shall not be less than 100% of the fair market value of the shares of Common Stock of the Corporation on the date of the granting of the option. During such time as such stock is not listed upon an established stock exchange or traded in the over-the-counter market, the fair market value per share shall be determined by the Committee at least annually by relying upon whatever evidence it deems appropriate which may include, but need not be limited to, recent sales of the Common Stock, opinions of professional appraisers and recent sales of comparable share of other companies. If the Common Stock is traded in the over-the-counter market, such fair market value per share shall be the average of the high and low prices of the Common Stock in the over-the-counter market on the date previous to the date that the option is granted, as reported by the National Association of Securities Dealers, Inc. If the Common Stock is listed upon an established stock exchange or exchanges, such fair market value per share shall be deemed to be the average of the high and the low price of the Common Stock on such stock exchange or exchanges on the day previous to the date that the option is granted or if no sale of the Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such Common Stock. Subject to the foregoing, the Committee in fixing the option price shall have full authority and discretion.

     (c) MEDIUM AND TIME OF PAYMENT. Unless otherwise specified in the option grant pursuant to Section 8 hereof, the option price shall be payable in United States dollars upon the exercise of the option and may be paid in cash or by check.

     (d) TERM AND EXERCISE OF OPTIONS. The Committee may vary the terms and provisions of individual options on a case-by-case basis and shall not be required to make all options uniform.

     Each Notice of Grant of Stock Option shall state the date on which the option shall become exercisable and that date on which the option shall expire. No option shall be exercisable after ten years from the date on which it is granted. The Committee shall have the authority to grant options exercisable in whole or in part at any time during their term, or exercisable in cumulative or noncumulative installments, as may be determined by the Committee, provided that the option meets the requirements of Sections 6 and 7 hereof. Options may only be exercised by an optionee for so long as he is employed by the Corporation except as otherwise provided in Articles 5(f) and 5(g) of the plan.

     Not less than 1,000 shares may be purchased at any one time unless the number purchased is the total number at the time purchasable under the option. During the lifetime of the optionee, the option shall be exercisable only by him and shall not be assignable or transferable by him and no other person shall acquire any rights therein. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, in any subsequent period but not later than ten years from the date the option is granted.

     (e) PRIOR OUTSTANDING OPTION. No option (for purposes of this Article 5(e) called "New Option") shall be exercisable while there is outstanding any incentive stock option (as defined in Section 422 of the 1986 Internal Revenue
Code), which incentive stock option was granted, before the granting of the New Option, to the person to whom the New Option is granted, to purchase stock in the Corporation or in a Corporation which, at the time the New Option is granted, is a parent or subsidiary corporation (as those terms are defined in Section 424 of the 1986 Internal Revenue Code) of the Corporation, or is a predecessor corporation of the Corporation, or such parent or subsidiary corporation.

     (f) TERMINATION OF EMPLOYMENT EXCEPT BY DEATH OR DISABILITY. In the event that the employment of an optionee by the Corporation or Subsidiaries shall terminate for any reason other than his death or disability, the optionee may exercise any options held by such optionee for a period of thirty (30) days from the last day of work date to the extent that the optionee's right to exercise such options has accrued pursuant to section 5(d) on or before the last day of work date. Notwithstanding the foregoing, the last day of work date, and the options which shall become vested on that date, may be determined by the Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive. Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive.

     (g) DEATH OR DISABILITY OF OPTIONEE AND TRANSFER OF OPTION. If the optionee shall die or become disabled while in the employ of the Corporation or a Subsidiary, and shall not have fully exercised an option, the option may be exercised, subject to the condition that no option shall be exercisable after the expiration of ten years from the date it is granted, to the extent that the optionee's right to exercise such option had accrued pursuant to Article 5(d) of the Plan at the time of his death or disability and had not previously been exercised, at any time within 3 months after the optionee's death or disability, by the optionee, or in the case of death, by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance. No option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution.

     Disability shall be defined as when an optionee is employed by the Corporation or Subsidiaries on a full-time basis and such optionee is unable to perform his usual services for the Corporation or Subsidiaries by reason of mental or physical illness or other disability for a continuous period of one hundred and eighty (180) days or for a period of one hundred and eighty (180) days in any twelve month period. Whether or not an optionee meets the definition of a disability shall be made in the sole determination of the Committee and the Board of Directors.

     (h) RECAPITALIZATION. Subject to any required action by the stockholders, the number of shares of Common Stock covered by each outstanding option, and the price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.

     Subject to any required action by the stockholders, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation, shall cause each outstanding option to terminate, provided that each optionee shall, in such event, if a period of 12 months from the date of the granting of the option shall have expired, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Corporation is not the surviving corporation, to exercise his option in whole or in part without regard to the installment provisions of Article 5(d) of the Plan. Notwithstanding the above provisions, an option will not terminate if assumed by the surviving or acquiring corporation, or its parent, upon a merger or consolidation under circumstances which are not deemed a modification of the option within the meaning of Sections 424 and 424(3)(A) of the Internal Revenue Code.

     In the event of a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

     To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each option granted pursuant to this Plan shall not be adjusted in a manner that causes the option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the 1986 Internal Revenue Code.

     Except as hereinbefore expressly provided in this Article 5(h), the optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the option.

     The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     (i) RIGHTS AS A STOCKHOLDER. An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by his option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article 5(h) hereof.

     (j) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised). The Committee shall not, however, modify any outstanding options so as to specify a lower price or accept the surrender of outstanding options and authorize the granting of new options in substitution therefor specifying a lower price. Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

     (k) INVESTMENT PURPOSE. Each option under the Plan shall be granted on the condition that the purchases of stock thereunder shall be for investment purposes and not with a view to resale or distribution, except that in the event the stock subject to such option is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if, in the opinion of counsel for the Corporation, such condition is not required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency.

     (l) OPTIONEE'S STOCKHOLDER AGREEMENT. Each optionee shall agree, as a condition of his right to exercise an option granted to him pursuant to the Plan, that all shares received by him pursuant to any and every exercise of such option will be subject to all of the provisions of the Corporation's Stockholder Agreement in effect at the time of any exercise of such option. Accordingly, each optionee shall at the time of exercise of any option granted hereunder, execute and agree to be bound by the Corporation's Stockholder Agreement then in effect.

     (m) CONFIDENTIALITY AGREEMENT AND COVENANT NOT TO COMPETE. The Notice of Grant of Stock Option may provide that, as a condition of the employee's acceptance of the option, the employee shall agree to be bound by the Confidentiality Agreement of the Corporation which contains a covenant not to compete and containing such other terms as the Committee and Board of Directors shall deem advisable.

     (n) OTHER PROVISIONS. The Notice of Grant of Stock Option shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option or the transfer of the shares received upon exercise, as the Committee and the Board of Directors shall deem advisable. Any such Notice shall contain such limitations and restrictions upon the exercise of the option as shall be necessary in order that such option will be an "incentive stock option" as defined in Section 422 of the Internal Revenue Code of 1986 or to conform to any change in the law.

     (o) RIGHT OF FIRST REFUSAL UPON TRANSFER. The Notice of Grant of Stock Option shall provide that the optionee will grant the Corporation a right of first refusal on any sale of stock purchased pursuant to the exercise of an option by agreeing that he may sell or transfer any shares acquired pursuant to the exercise of an option to a third party only pursuant to a bona fide offer by such third party and only after first offering such shares to the Corporation on the same terms and conditions as those offered by the third party to the optionee. If the Corporation does not elect to purchase such shares, then the right of first refusal shall be forfeited and the sale may be consummated with the third party.

     (p) REPURCHASE RIGHTS. The Notice of Grant of Stock Option shall provide that if the employment of an optionee by the Corporation or Subsidiaries shall terminate for any reason, the following repurchase rights shall apply:

          (i) In the event that the employment of an optionee by the Corporation or subsidiaries shall terminate within four years from the date of the granting of the option for any reason other than his death or disability, then the Corporation shall have the right to repurchase the shares purchased by such employee pursuant to the option at a price equal to the book value of the stock as determined by the Corporation's independent certified public accountants as of the last day of the immediately preceding fiscal year of the Corporation. If the termination of the employment of the optionee occurs after four years from the date the option was granted, there shall be no rights of repurchase for the stock. However, the provisions of Section 5(o) shall continue to apply to such stock. During the time which any stock is covered by the provisions of this
     Section 5(p), no transfer of such stock shall be made.

          (ii) If the optionee shall die or become disabled while in the employ of the Corporation or Subsidiaries, the Corporation shall buy and the employee or his estate shall sell, all stock purchased by the employee pursuant to the option at a price equal to the higher of the fair market value or the book value of the stock as determined by the Corporation's independent certified public accountants as of the last day of the fiscal year of the Corporation immediately preceding the date of death or disability. If an optionee dies or becomes disabled after his employment by the Corporation or Subsidiaries has terminated for any reason, the Corporation shall have no right to buy and the optionee or his estate shall have no right to sell, any stock purchased pursuant to the option. However, all stock owned by the employee or his estate shall continue to be subject to the provisions of Section 5(o) hereof.

     6. OPTIONS TO CERTAIN STOCKHOLDERS. Notwithstanding any other provision herein, in any option granted to an individual who, at the time the option is granted, possesses more than 10 percent of the total combined voting power of all classes of stock of the Corporation or of its parent or any subsidiary corporation, the option price must be at least 110 percent of the fair market value of the stock subject to the option and such option by its terms must not be exercisable after the expiration of 5 years from the date such option is granted.

     7. ANNUAL LIMITATION PER EMPLOYEE. The aggregate fair market value (determined as of the time the option is granted under the Plan) of the stock for which any employee may be granted incentive stock options which are first exercisable in any calendar year (under all such plans of his employer corporation and its parent and all subsidiary corporations) shall not exceed $100,000. Any excess options granted pursuant to the Plan shall be nonqualified options under the Code.

     8. PERMISSIBLE PROVISIONS. In addition to the other powers granted to the Committee and the Board of Directors under this Plan, the Committee and the Board of Directors shall have the discretion to include in any option grant the right of the optionee (i) to pay for the stock with stock of the corporation granting the option, and/or (ii) to receive property at the time of exercise of the option if, in the case of property other than cash, Section 83 of the Internal Revenue Code of 1986 applies to such property, and/or (iii) to receive a loan from the Corporation to pay for the stock, with such terms as shall not cause the option to become disqualified as an "incentive stock option" as defined in Section 422 of the Internal Revenue Code of 1986 or amendments thereto, and/or (iv) to receive such assistance from the Corporation in obtaining a loan from a financial institution as is necessary in the sole discretion of the Committee and the Board of Directors.

     9. TERM OF PLAN. This Plan may be abandoned or terminated at any time by the Board except with respect to any options then outstanding under this Plan. No option shall be granted hereunder after 10 years from the effective date of this Plan.

     10. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding the Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

     11. AMENDMENT OF THE PLAN. The Board of Directors of the Corporation may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders, no such revision or amendment shall change the number of shares subject to the Plan, change the designation of the class of employees eligible to receive options, decrease the price at which options may be granted, or remove the administration of the Plan from the Committee. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause options issued under it to fail to meet the requirements of incentive stock options as defined in Section 422 of the 1986 Internal Revenue Code.

     12. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Common Stock pursuant to options will be used for general corporate purposes.

     13. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall impose no obligation upon the optionee to exercise such option.

     14. EFFECTIVE DATE OF PLAN AND STOCKHOLDER APPROVAL. This Plan shall have an effective date of January 16, 1996. However, no option may be exercised unless this Plan is approved by the vote of the majority of the outstanding shares of the Corporation's Common Stock present, or represented and entitled to vote, at a meeting of stockholders of the Corporation held within twelve (12) months after the Plan is adopted by the Board of Directors.

     15. CONTINUED EMPLOYMENT. The grant of an option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, expressed or implied, on the part of the Corporation or any subsidiary to continue to employ an employee.

                                 DETACH HERE                             MAN F


                           MANUGISTICS GROUP, INC.
P       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
      MANUGISTICS GROUP, INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS TO
R                          BE HELD ON JULY 26, 1996

O

X            The undersigned, hereby revoking any contrary proxies previously given relating to these shares, hereby acknowledges receipt of the
Y Notice of Annual Meeting of Shareholders and Proxy Statement dated June 20, 1996 in connection with the 1996 Annual Meeting of Shareholders of Manugistics Group, Inc. (the "Annual Meeting") to be held on Friday, July 26, 1996 at 9:00 AM E. D. T. at the Bethesda Marriott Hotel, 5151 Pooks Hill Road, Bethesda, Maryland, and hereby appoints William M. Gibson and Peter Q. Repetti, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of MANUGISTICS GROUP, INC. registered in the name provided herein which the undersigned is entitled to vote at the Annual Meeting, and at any adjournment(s) or postponement(s) thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the reverse side on the proposals set forth in said Proxy Statement. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

CONTINUED AND TO BE COMPLETED, SIGNED AND DATED ON REVERSE SIDE

                                                               SEE REVERSE
                                                                  SIDE

                                 DETACH HERE                 MAN 21-




/X/  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.


     THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE (3) NOMINEES FOR CLASS I DIRECTORS LISTED BELOW AND FOR PROPOSALS 2 AND 3.


                                                                                                FOR       AGAINST      ABSTAIN
    1. Election of Class I Directors                    2. Approval of amendments to           /  /         /  /        /  /
    NOMINEES:  Jack A. Arnow, Lynn C. Fritz                the Employee Stock Option
               and J. Michael Cline                        Plan.

                  FOR     WITHHELD                      3. Approval of amendments to           /  /         /  /        /  /
                 /  /       /  /                           the Employee Incentive Stock
                                                           Option Plan.
    /  /
     For nominee(s) except as noted above


                                           MARK HERE
                                          FOR ADDRESS   /  /
                                          CHANGE AND
                                         NOTE AT LEFT

                                 Please sign exactly as name appears hereon.
                                 Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


Signature:                Date:          Signature:                Date:
          ---------------      ----------          ----------------     --------